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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K



                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



  Date of Report                                             FEBRUARY 21, 1997
  (Date of earliest event reported)


                               STANDARD FINANCIAL, INC.
                (Exact name of Registrant as specified in its charter)


                                       DELAWARE
                    (State or other jurisdiction of incorporation)


           0-24082                                    36-3941870
(Commission File Number)                 (I.R.S. Employer Identification Number)



800 BURR RIDGE PARKWAY, BURR RIDGE, ILLINOIS                            60521
(Address of principal executive offices)                              (Zip Code)



                                   (630) 986-4900
                 (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

    On January 27, 1997, Standard Financial, Inc. (the "Registrant") announced through a press release that it had completed the repurchase of 235,000 shares of its common stock in open market transactions. For more information regarding this matter, reference is made to the press release, a copy of which is attached hereto as Exhibit 99.1.

    On February 17, 1997, the Registrant announced through a press release that it had received permission from the Office of Thrift Supervision to repurchase an additional 10% of its outstanding common stock. For more information regarding this matter, reference is made to the press release, a copy of which is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    Exhibit No.
    -----------
    99.1  Press release dated January 27, 1997
    99.2  Press release dated February 17, 1997

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                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STANDARD FINANCIAL, INC.



Dated:  February  21, 1997        By:  /s/ Randall R. Schwartz
                                     --------------------------------
                                          Randall R. Schwartz
                                          Vice President and General Counsel


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